EXHIBIT "A"
                                   -----------

Section  3.3.1
--------------


                      SHAREHOLDER'S LIST OF EASYTEL CANADA

                                NOVEMBER 6, 2000


     Set forth below are the existing holders of common stock on the Effective Date.


                                 SHARES OF
SHAREHOLDER NAME               EASYTEL CANADA
-----------------------------  --------------
Richard C. Goldstein                1,500,000
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

Cindy Black Goldstein               1,500,000
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

Goldstein Family Trust              3,300,000
53 Hetherington Crescent
Thornhill, Ontario L4J 2M9

InfoUSA                               630,000
8530 Wilshire Blvd., Ste. 404
Beverly Hills, CA 90211

  Sub-total                         6,630,000


Richard Bogoroch                       85,100
15 Caravan Dr.
North York, ON M3B 1M9



Michael Bourgon                        42,550
18 Hume Dr.
Cambridge, ON N1T 2W1

Brian Crossley                         85,100
844 Maple Ave.
Milton, ON L9T 3N4

Nancy Dal Bello                        85,100
35 Peru Rd.
Milton, ON L9T 2V5

Bruce Davidson                        166,500
430 Bell St.
Milton, ON L9T 2B5

Greg Boehm & Assoc. Inc.               85,100
Investment Centre
C-100 Victoria St. North
Kitchener, ON N2H 6R5

Eldon Kelly                            85,100
2572 Misener Ct.
Mississauga, ON L5K 1N1

Keith Bundy                           118,400
356 Bell St.
Milton, ON L9T 2B4

David Jeffrey                          92,500
1795 Solitaire Ct.
Mississauga, ON L5L 2P2

Anne Lotz-Turner                       85,100
7611 Appleby Line
Milton, ON L9T 2Y1

Gerald McGibbon                        92,500
2135 Madden Blvd.
Oakville, ON L6H 3M3


Loretto Sarracini                      85,100
1403-1155 Bough Beeches Blvd.
Mississauga, ON L4W 4N9

Louis Solakofski                       85,100
893-B Adelaide St. West
Toronto, ON M6J 3T1

Frank Esposito                         92,500
4040 Erindale Station Road
Mississauga, ON L5C 3T8

Edward O'Rourke                        85,100
29 Strathroy Crescent
Waterdown, ON L0R 2H0

Betty MacDonald                       185,000
714 Robertson Crescent
Milton, ON L9T 4V5

Colin MacKenzie                        96,200
543 Marcellus Dr.
Milton, ON L9T 4E7

Charles Sammut                         85,100
592 White Oak Dr.
Cambridge, ON N1S 4J6

Hazel Schachner                        85,100
7035 Twiss Rd.
R.R. #3
Campbellville, ON L0P 1B0

Beryl Stevenson                        85,100
79 Mary St.
Georgetown, ON L7G 4V9

Ken Thompson                           92,500
297 Oak St.
Milton, ON L9T 1H6

  Sub-total                         1,999,850
Barry Polisuk                          60,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Randall Skala                          60,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Lisa MacLeod                           50,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Andrea Hardy                           40,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Andy Walczak                           25,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Jeff Seaton                            10,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Bob Coffey                             10,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

Erik Schwartz                          40,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4



Markus Sauerbier                       15,000
c/o EasyTel Canada
18 King St. East, Suite 1402
Toronto, ON M5C 1C4

  Sub-total                           310,000

  Grand Total                       8,939,850


                                   EXHIBIT "B"
                                  ------------

Section  3.3.3
--------------

Dear  (Shareholder):

     It is my extreme pleasure to enclose your stock Certificate(s) for _________ shares of common stock to Class A special shares of Pacific Telcom, [Canada], Inc. The Certificate(s) represents your ownership in this company, exchanged for your old certificate(s) in EasyTel Canada Corporation.

     I appreciate your confidence in the Pacific Telcom, Inc. company and will always work very hard to make sure you receive a proper return on your investment. As always, feel free to contact me with any comments or concerns you may have in the future.

                                        Respectfully  yours,



                                        Bill  J.  Angelos
                                        President
                                        Pacific  Telcom,  Inc.

Enclosure

                                   EXHIBIT "C"
                                   -----------

Section  4.4
------------

EasyTel  Canada  Post  Transaction  Operation  Expenses

     1.     Rent
     2.     Utilities
     3.     Customer  Service  salaries
     4.     Operating  officer  salary
     5.     Bookkeeper  salary

                                   EXHIBIT "D"
                                  ------------

Section  5.1
------------


                          ARTICLES OF INCORPORATION OF

                           EASYTEL CANADA CORPORATION

                                   EXHIBIT "E"
                                   -----------

Section  5.7
------------


                        STATEMENT OF LIENS OF CORPORATION


     1.     Bank  of  Montreal

     2.     Bank  of  Montreal


     Both liens represent security given pursuant to the Corporation's Small Business Loan.

                                   EXHIBIT "F"
                                   -----------

Section  5.11
-------------


                       EXCLUSIVE LICENSE AGREEMENT BETWEEN


                               INFOTRUST TELCO AND

                           EASYTEL CANADA CORPORATION

                                   EXHIBIT "G"
                                   -----------

Section  5.11
-------------


                     EXCLUSIVE RE-SELLERS AGREEMENT BETWEEN


                        UNIVERSAL OFFICE CORPORATION AND

                           EASYTEL CANADA CORPORATION

                                   EXHIBIT "H"
                                   -----------

Section  5.18
-------------


                  ADVANCES TO THE CORPORATION BY KEY EMPLOYEES


The Corporation has received and has shown on its balance sheet shareholders' advances in the amount of $37,039 from Richard C. Goldstein.

                                   EXHIBIT "I"
                                   -----------

Section  5.18
-------------


                           RELATED PARTY TRANSACTIONS


1. The Corporation incurred in 1999 a consulting fee in the amount of $40,000 paid to First Republic Securities Corporation, a Shareholder of the Corporation.

2. In 1999, First Republic paid rent in the approximate amount of $15,000 for office space to the corporation, for which the corporation provided administrative services valued at approximately $5,000.

                                   EXHIBIT "J"
                                   -----------

Section  5.22
-------------


                            OUTSTANDING STOCK OPTIONS


     Set forth below are the existing holders of outstanding Stock Options on the Effective Date.


Name  of  Option  Holder     Number  of  Options     Expiry  Date
------------------------     -------------------     ------------

     None

                                   EXHIBIT "K"
                                   -----------

Section  8.1
------------


                          CLASS A SPECIAL SHAREHOLDERS



     Set forth below are the existing shareholders of the Class A special shares on the Closing Date.

                                                 Unpaid
Name  of  Shareholder     Number  of  Shares     Cumulative  Dividends
---------------------     ------------------     ---------------------

     None

                                   EXHIBIT "L"
                                   -----------

Section  8.4
------------


                           NO MATERIAL ADVERSE CHANGE


                       SELLERS' REPRESENTATIVE CERTIFICATE
                       -----------------------------------


     RICHARD C. GOLDSTEIN, the Sellers' Representative herein represents to Buyer that prior to the Effective Date herein, there have been no material adverse change in the assets or liabilities, the business or condition, financial or otherwise, of the Corporation, its employees or customers, including, but not limited to, those changes that are a result of any legislative or regulatory change, revocation of any license or right to do business, fire, explosion, accident, casualty, labor trouble, flood, riot, condemnation or act of God or other public force or otherwise.


Dated:  November  6,  2000


                                       ____________________________
                                       Richard  C.  Goldstein
                                       Sellers'  Representative

                                   EXHIBIT "M"
                                   -----------

Section  5.0
------------


                             SCHEDULE OF EXCEPTIONS


     I, Richard C. Goldstein, President of EasyTel Canada Corporation, do hereby state that the representations and warranties of the Corporation made herein and contained in this Agreement and/or in the Exhibit delivered pursuant hereto are true and correct, to the best of my knowledge, and that any exceptions as to the representations and warranties of the Corporation as set forth in the Stock Purchase Agreement to which this Certificate is an Exhibit are as follows:


                                      None


Dated: November 6, 2000



                                       ____________________________
                                       Richard  C.  Goldstein,  President
                                       EasyTel  Canada  Corporation